                                                                EXHIBIT 99.24(a)


Equity Balanced Strategy Fund

Statement of Net Assets

December 31, 1997

                                                     Number
                                                       of              Market
                                                     Shares             Value
                                                    --------          --------
Investments
  Portfolios of the Frank Russell
  Investment Company Series Mutual Fund
  - Class S Shares

Domestic Equities - 80.9%
Diversified Equity Fund                              22,124         $   965,494
Quantitative Equity Fund                             26,217             964,263
Real Estate Securities Fund                           5,205             160,614
Special Growth Fund                                   7,097             324,497
                                                                    -----------
                                                                      2,414,868
                                                                    -----------

International Equities - 26.8%
Emerging Markets Fund                                13,628             160,677
International Securities Fund                        11,704             640,069
                                                                    -----------
                                                                        800,746
                                                                    -----------

Total Investments - 107.7%
(identified cost $3,432,889)(a)                                       3,215,614
                                                                    -----------
Other Assets and Liabilities
Deferred organization expenses (Note 2)                                  30,709
Other assets                                                             69,218
Bank overdraft                                                         (129,389)
Other liabilities (Note 4)                                             (200,990)
                                                                    -----------
Total Other Assets and Liabilities, Net - (7.7%)                       (230,452)
                                                                    -----------
Net Assets - 100.0%                                                 $ 2,985,162
                                                                    ===========

                                                                       Market
                                                                       Value
                                                                      --------
Net Assets consist of:
Accumulated distributions in excess
   of net investment income                                         $      (800)
Accumulated distributions in excess
  of net realized gains                                                 (40,022)
Unrealized appreciation (depreciation)
  on investments                                                       (217,275)
Shares of beneficial interest                                             3,381
Additional paid-in capital                                            3,239,878
                                                                    -----------
Net Assets                                                          $ 2,985,162
                                                                    ===========

Net Asset Value, offering and redemption price
per share ($2,985,162 divided by 338,132 shares
of $.01 par value shares of beneficial
interest outstanding)                                               $      8.83
                                                                    ===========

(a) See Note 2 for federal income tax information.

         The accompanying notes are an integral part of the financial statements

8   Equity Balanced Strategy Fund

Equity Balanced Strategy Fund

Statement of Operations

For the Period September 30, 1997 (Commencement of Operations) to December 31, 1997

Investment Income:
  Income distributions from Underlying Funds .....................................  $     9,147

Expenses (Notes 2 and 4):
  Management fees ..................................................    $   1,140
  Professional fees ................................................       11,242
  Registration fees ................................................       48,806
  Shareholder servicing fees .......................................        1,064
  Amortization of deferred organization expenses ...................        1,648
  Miscellaneous ....................................................          100
                                                                        ---------
  Expenses before reductions .......................................       64,000
  Expense reductions (Note 4) ......................................      (62,936)
                                                                        ---------

    Total Expenses ...............................................................        1,064
                                                                                    -----------
Net investment income ............................................................        8,083
                                                                                    -----------
Realized and Unrealized
  Gain (Loss) on Investments (Notes 2 and 3)
Net realized gain (loss) from:
  Investments ......................................................      (40,012)
  Capital gain distributions from Underlying Funds .................      242,030       202,018
                                                                        ---------
Net change in unrealized appreciation or depreciation of investments..............     (217,275)
                                                                                    -----------
Net gain (loss) on investments ...................................................      (15,257)
                                                                                    -----------
Net increase (decrease) in net assets resulting from operations ..................  $    (7,174)
                                                                                    ===========

        The accompanying notes are an integral part of the financial statements.

                                                Equity Balanced Strategy Fund  9

Equity Balanced Strategy Fund

Statement of Changes in Net Assets
For the Period September 30, 1997 (Commencement of Operations) to December 31, 1997

Increase (Decrease) in Net Assets
From Operations:
  Net investment income....................................................................   $     8,083
  Net realized gain (loss).................................................................       202,018
  Net change in unrealized appreciation or depreciation....................................      (217,275)
                                                                                              -----------
    Net increase (decrease) in net assets resulting from operations........................        (7,174)
                                                                                              -----------
From Distributions to Shareholders:
  Net investment income....................................................................        (8,083)
  In excess of net investment income.......................................................       (79,767)
  Net realized gain on investments.........................................................      (163,073)
                                                                                              -----------
    Total Distributions to Shareholders....................................................      (250,923)
                                                                                              -----------
From Fund Share Transactions:
  Net increase (decrease) in net assets from Fund share transactions (Note 5)..............     3,243,259
                                                                                              -----------
Total Net Increase (Decrease) in Net Assets................................................     2,985,162
Net Assets
  Beginning of period......................................................................            --
                                                                                              -----------
  End of period (including accumulated distributions in excess of
    net investment income of $800).........................................................   $ 2,985,162
                                                                                              ===========

        The accompanying notes are an integral part of the financial statements.

10  Equity Balanced Strategy Fund

Equity Balanced Strategy Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each year or period and other performance information derived from the financial statements.

                                                                      1997(*)
                                                                  -------------
Net Asset Value, Beginning of Period ............................ $       10.00
                                                                  -------------
Income From Investment Operations:
   Net investment income ........................................           .09
   Capital gain distributions from Underlying Funds .............          2.73
   Net realized and unrealized gain (loss) on investments .......         (3.06)
                                                                  -------------
      Total Income From Investment Operations ...................          (.24)
                                                                  -------------
Less Distributions:
   Net investment income ........................................          (.09)
   In excess of net investment income ...........................          (.24)
   Net realized gain on investments .............................          (.60)
                                                                  -------------
      Total Distributions .......................................          (.93)
                                                                  -------------
Net Asset Value, End of Period .................................. $        8.83
                                                                  =============
Total Return (%)(a) .............................................         (2.42)

Ratios/Supplemental Data:
   Net Assets, end of period ($000 omitted) .....................         2,985

   Ratios to average net assets (%):
      Operating expenses, net (b)(c) ............................           .25
      Operating expenses, gross (c)(d) ..........................           358
      Net investment income (d) .................................           .45
   Portfolio turnover rate (%)(b) ...............................         48.30

* For the period September 30, 1997 (commencement of operations) to December 31, 1997.
(a) Periods less than one year are not annualized.
(b) The ratios for the period September 30, 1997 (commencement of operations) to December 31, 1997 are annualized.
(c) See Note 4 for current period amounts.
(d) The ratio has not been annualized due to the Fund's short period of operation.

                                               Equity Balanced Strategy Fund  11

Aggressive Strategy Fund

Statement of Net Assets

December 31, 1997

                                            Number
                                              of         Market
                                            Shares       Value
                                           --------     --------
Investments
  Portfolios of the Frank Russell
  Investment Company Series Mutual Fund
  - Class S Shares
Domestic Equities - 61.7%
Diversified Equity Fund                     27,156       $1,185,069
Quantitative Equity Fund                    32,180        1,183,567
Real Estate Securities Fund                  9,126          281,631
Special Growth Fund                         13,688          625,818
                                                         ----------
                                                          3,276,085
                                                         ----------
International Equities - 25.4%
Emerging Markets Fund                       23,897          281,745
International Securities Fund               19,497        1,066,282
                                                         ----------
                                                          1,348,027
                                                         ----------
Bonds - 19.1%
Multistrategy Bond Fund                     98,877        1,014,483
                                                         ----------
Total Investments - 106.2%
(identified cost $5,950,702)(a)                           5,638,595
                                                         ----------
Other Assets and Liabilities
Deferred organization expenses (Note 2)                      30,478
Other assets                                                108,296
Bank overdraft                                             (154,179)
Other liabilities (Note 4)                                 (315,916)
                                                         ----------
Total Other Assets and Liabilities, Net - (6.2%)           (331,321)
                                                         ----------
Net Assets - 100.0%                                      $5,307,274
                                                         ==========

                                                            Market
                                                             Value
                                                           --------
Net Assets consist of:
Undistributed net investment income                      $    2,716
Accumulated distributions in excess of
  net realized gains                                        (68,480)
Unrealized appreciation (depreciation)
  on investments                                           (312,107)
Shares of beneficial interest                                 5,805
Additional paid-in capital                                5,679,340
                                                         ----------
Net Assets                                               $5,307,274
                                                         ==========
Net Asset Value, offering and redemption price
  per share:  ($5,307,274 divided by 580,464
  shares of $.01 par value shares of beneficial
  interest outstanding)                                  $     9.14
                                                         ==========

(a) See Note 2 for federal income tax information.

        The accompanying notes are an integral part of the financial statements.

12  Aggressive Strategy Fund

Aggressive Strategy Fund

Statement of Operations
For the Period September 16, 1997 (Commencement of Operations) to December 31, 1997

Investment Income:
Income distributions from Underlying Funds .............................................  $     24,429

Expenses (Notes 2 and 4):
  Management fees ....................................................  $    1,727
  Professional fees ..................................................      13,368
  Registration fees ..................................................      49,109
  Shareholder servicing fees .........................................       1,651
  Amortization of deferred organization expenses .....................       1,878
  Miscellaneous ......................................................         100
                                                                        ----------
  Expenses before reductions .........................................      67,833
  Expense reductions (Note 4) ........................................     (66,182)
                                                                        ----------
    Total Expenses .....................................................................         1,651
                                                                                          ------------
Net investment income ..................................................................        22,778
                                                                                          ------------
Realized and Unrealized
  Gain (Loss) on Investments (Notes 2 and 3)
Net realized gain (loss) from:
  Investments ........................................................     (68,437)
  Capital gain distributions from Underlying Funds ...................     372,848             304,411
                                                                        ----------
Net change in unrealized appreciation or depreciation of investments ...................      (312,107)
                                                                                          ------------
Net gain (loss) on investments .........................................................        (7,696)
                                                                                          ------------
Net increase (decrease) in net assets resulting from operations ........................  $     15,082
                                                                                          ============

        The accompanying notes are an integral part of the financial statements.

                                                    Aggressive Strategy Fund  13

Aggressive Strategy Fund

Statement of Changes in Net Assets
For the Period September 16, 1997 (Commencement of Operations) to December 31, 1997

Increase (Decrease) in Net Assets
From Operations:
  Net investment income......................................................................   $    22,778
  Net realized gain (loss)...................................................................       304,411
  Net change in unrealized appreciation or depreciation......................................      (312,107)
                                                                                                -----------
    Net increase (decrease) in net assets resulting from operations..........................        15,082
                                                                                                -----------
From Distributions to Shareholders:
  Net investment income......................................................................       (22,778)
  In excess of net investment income.........................................................      (119,617)
  Net realized gain on investments...........................................................      (250,558)
                                                                                                -----------
    Total Distributions to Shareholders......................................................      (392,953)
                                                                                                -----------
From Fund Share Transactions:
  Net increase (decrease) in net assets from Fund share transactions (Note 5)................     5,685,145
                                                                                                -----------
Total Net Increase (Decrease) in Net Assets..................................................     5,307,274

Net Assets
  Beginning of period........................................................................            --
                                                                                                -----------
  End of period (including undistributed net investment income of $2,716)....................   $ 5,307,274
                                                                                                ===========

        The accompanying notes are an integral part of the financial statements.

14  Aggressive Strategy Fund

Aggressive Strategy Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each year or period and other performance information derived from the financial statements.

                                                                     1997(*)
                                                                  ----------
Net Asset Value, Beginning of Period...........................   $    10.00
                                                                  ----------
Income From Investment Operations:
  Net investment income........................................          .10
  Capital gain distributions from Underlying Funds.............         1.66
  Net realized and unrealized gain (loss) on investments.......        (1.77)
                                                                  ----------
    Total Income From Investment Operations....................         (.01)
                                                                  ----------
Less Distributions:
  Net investment income........................................         (.10)
  In excess of net investment income...........................         (.21)
  Net realized gain on investments.............................         (.54)
                                                                  ----------
    Total Distributions........................................         (.85)

Net Asset Value, End of Period.................................   $     9.14
                                                                  ==========
Total Return (%)(a)............................................         (.19)

Ratios/Supplemental Data:
  Net Assets, end of period ($000 omitted).....................        5,307
  Ratios to average net assets (%):
    Operating expenses, net (b)(c).............................          .25
    Operating expenses, gross (c)(d)...........................         2.88
    Net investment income (d)..................................          .97
  Portfolio turnover rate (%)(b)...............................        56.88


* For the period September 16, 1997 (commencement of operations) to December 31, 1997.
(a) Periods less than one year are not annualized.
(b) The ratios for the period September 16, 1997 (commencement of operations) to December 31, 1997 are annualized.
(c) See Note 4 for current period amounts.
(d) The ratio has not been annualized due to the Fund's short period of operation.

                                                    Aggressive Strategy Fund  15

Balanced Strategy Fund

Statement of Net Assets

December 31, 1997

                                                      Number
                                                        of             Market
                                                      Shares            Value
                                                    -----------      ----------
Investments
  Portfolios of the Frank Russell
  Investment Company Series Mutual Fund
  - Class S Shares
Domestic Equities - 44.1%
Diversified Equity Fund                                 13,687       $  597,294
Quantitative Equity Fund                                16,231          596,990
Real Estate Securities Fund                              6,013          185,556
Special Growth Fund                                      4,122          188,468
                                                                     ----------
                                                                      1,568,308
                                                                     ----------
International Equities - 17.6%
Emerging Markets Fund                                    9,488          111,860
International Securities Fund                            9,397          513,949
                                                                     ----------
                                                                        625,809
                                                                     ----------
Bonds - 42.3%
Diversified Bond Fund                                   39,232          919,195
Multistrategy Bond Fund                                 57,004          584,857
                                                                     ----------
                                                                      1,504,052
Total Investments - 104.0%
(identified cost $3,862,686)(a)                                       3,698,169
                                                                     ----------
Other Assets and Liabilities
Deferred organization expenses (Note 2)                                  30,478
Other assets                                                             34,224
Liabilities (Note 4)                                                   (208,375)
                                                                     ----------
Total Other Assets and Liabilities, Net-(4.0%)                         (143,673)
                                                                     ----------
Net Assets - 100.0%                                                  $3,554,496
                                                                     ==========

                                                                       Market
                                                                       Value
                                                                    -----------
Net Assets consist of:
Undistributed net investment income                                 $     5,633
Accumulated distributions in excess of
  net realized gains                                                    (16,916)
Unrealized appreciation (depreciation)
  on investments                                                       (164,517)
Shares of beneficial interest                                             3,756
Additional paid-in capital                                            3,726,540
                                                                    -----------
Net Assets                                                          $ 3,554,496
                                                                    ===========
Net Asset Value, offering and redemption price per share:
  ($3,554,496 divided by 375,568 shares of $.01 par value
  shares of beneficial interest outstanding)                        $      9.46
                                                                    ===========


(a)  See Note 2 for federal income tax information.

        The accompanying notes are an integral part of the financial statements.

16  Balanced Strategy Fund

Balanced Strategy Fund

Statement of Operations
For the Period September 16, 1997 (Commencement of Operations) to December 31, 1997

Investment Income:
Income distributions from Underlying Funds .............................................  $    22,231

Expenses (Notes 2 and 4):
  Management fees ........................................................  $     1,187
  Professional fees ......................................................       12,044
  Registration fees ......................................................       48,934
  Shareholder servicing fees .............................................        1,150
  Amortization of deferred organization expenses .........................        1,878
  Miscellaneous ..........................................................          100
                                                                            -----------
  Expenses before reductions .............................................       65,293
  Expense reductions (Note 4) ............................................      (64,143)
                                                                            -----------
    Total Expenses .....................................................................        1,150
                                                                                          -----------
Net investment income ..................................................................       21,081
                                                                                          -----------
Realized and Unrealized
  Gain (Loss) on Investments (Notes 2 and 3)
Net realized gain (loss) from:
  Investments ............................................................      (16,936)
  Capital gain distributions from Underlying Funds .......................      191,533       174,597
                                                                            -----------
Net change in unrealized appreciation or depreciation of investments ...................     (164,517)
                                                                                          -----------
Net gain (loss) on investments .........................................................       10,080
                                                                                          -----------
Net increase (decrease) in net assets resulting from operations ........................  $    31,161
                                                                                          ===========

        The accompanying notes are an integral part of the financial statements.

                                                      Balanced Strategy Fund  17

Balanced Strategy Fund

Statement of Changes in Net Assets
For the Period September 16, 1997 (Commencement of Operations) to December 31, 1997

Increase (Decrease) in Net Assets
From Operations:
  Net investment income.......................................................................   $       21,081
  Net realized gain (loss)....................................................................          174,597
  Net change in unrealized appreciation or depreciation.......................................         (164,517)
                                                                                                 --------------
    Net increase (decrease) in net assets resulting from operations...........................           31,161
                                                                                                 --------------
From Distributions to Shareholders:
  Net investment income.......................................................................          (21,081)
  In excess of net investment income..........................................................          (56,712)
  Net realized gain on investments............................................................         (129,168)
                                                                                                 --------------
    Total Distributions to Shareholders.......................................................         (206,961)

From Fund Share Transactions:
  Net increase (decrease) in net assets from Fund share transactions (Note 5).................        3,730,296
                                                                                                 --------------
Total Net Increase (Decrease) in Net Assets...................................................        3,554,496

Net Assets
  Beginning of period.........................................................................               --
                                                                                                 --------------
  End of period (including undistributed net investment income of $5,633).....................   $    3,554,496
                                                                                                 ==============

        The accompanying notes are an integral part of the financial statements.

18  Balanced Strategy Fund

Balanced Strategy Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each year or period and other performance information derived from the financial statements.

                                                                     1997(*)
                                                                  ------------
Net Asset Value, Beginning of Period .........................    $      10.00
                                                                  ------------
Income From Investment Operations:
  Net investment income ......................................             .09
  Capital gain distributions from Underlying Funds ...........             .85
  Net realized and unrealized gain (loss) on investments .....            (.83)
                                                                  ------------
    Total Income From Investment Operations ..................             .11
                                                                  ------------
Less Distributions:
  Net investment income ......................................            (.09)
  In excess of net investment income .........................            (.15)
  Net realized gain on investments ...........................            (.41)
                                                                  ------------
    Total Distributions ......................................            (.65)
                                                                  ------------
Net Asset Value, End of Period ...............................    $       9.46
                                                                  ============
Total Return (%)(a) ..........................................            1.04

Ratios/Supplemental Data:
  Net Assets, end of period ($000 omitted) ...................           3,554

  Ratios to average net assets (%):
    Operating expenses, net (b)(c) ...........................             .25
    Operating expenses, gross (c)(d) .........................            4.03
    Net investment income (d) ................................            1.30
  Portfolio turnover rate (%)(b) .............................           29.58


* For the period September 16, 1997 (commencement of operations) to December 31, 1997.
(a) Periods less than one year are not annualized.
(b) The ratios for the period September 16, 1997 (commencement of operations) to December 31, 1997 are annualized.
(c) See Note 4 for current period amounts.
(d) The ratio has not been annualized due to the Fund's short period of operation.

                                                      Balanced Strategy Fund  19

Moderate Strategy Fund

Statement of Net Assets

December 31, 1997

                                            Number
                                              of                 Market
                                            Shares                Value
                                           --------            ----------
Investments
  Portfolios of the Frank Russell
  Investment Company Series Mutual Fund
  - Class S Shares

Domestic Equities - 30.6%
Diversified Equity Fund                     1,028              $   44,865
Quantitative Equity Fund                    1,218                  44,795
Real Estate Securities Fund                   650                  20,051
Special Growth Fund                           179                   8,188
                                                               ----------
                                                                  117,899
                                                               ----------
International Equities - 11.4%
Emerging Markets Fund                         691                   8,150
International Securities Fund                 654                  35,765
                                                               ----------
                                                                   43,915
                                                               ----------
Bonds - 61.5%
Diversified Bond Fund                       4,502                 105,478
Volatility Constrained Bond Fund            6,881                 131,144
                                                               ----------
                                                                  236,622
                                                               ----------
Total Investments - 103.5%
(identified cost $411,829)(a)                                     398,436
                                                               ----------
Other Assets and Liabilities
Deferred organization expenses (Note 2)                            30,744
Other assets                                                       37,716
Liabilities (Note 4)                                              (81,769)
                                                               ----------
Total Other Assets and Liabilities, Net - (3.5%)                  (13,309)
                                                               ----------
Net Assets - 100.0%                                            $  385,127
                                                               ==========

                                                                 Market
                                                                  Value
                                                               ----------
Net Assets consist of:
Undistributed net investment income                            $    1,191
Accumulated distributions in excess of
  net realized gains                                                 (438)
Unrealized appreciation (depreciation)
  on investments                                                  (13,393)
Shares of beneficial interest                                         401
Additional paid-in capital                                        397,366
                                                               ----------
Net Assets                                                     $  385,127
                                                               ==========
Net Asset Value, offering and redemption price per share
 ($385,127 divided by 40,074 shares of $.01 par value
 shares of beneficial interest outstanding)                    $     9.61
                                                               ==========


(a) See Note 2 for federal income tax information.

        The accompanying notes are an integral part of the financial statements.

20  Moderate Strategy Fund

Moderate Strategy Fund

Statement of Operations

For the Period October 2, 1997 (Commencement of Operations) to December 31, 1997

Investment Income:
  Income distributions from Underlying Funds .....................................   $   2,562

Expenses (Notes 2 and 4):
  Management fees ....................................................    $    151
  Professional fees ..................................................       6,822
  Registration fees ..................................................      48,301
  Shareholder servicing fees .........................................         141
  Amortization of deferred organization expenses .....................       1,613
  Miscellaneous ......................................................          50
                                                                          --------
  Expenses before reductions .........................................      57,078
  Expense reductions (Note 4) ........................................     (56,937)
                                                                          --------
    Total Expenses ...............................................................         141
                                                                                     ---------
  Net investment income ..........................................................       2,421
                                                                                     ---------
Realized and Unrealized
  Gain (Loss) on Investments (Notes 2 and 3)
Net realized gain (loss) from:
  Investments ........................................................        (439)
  Capital gain distributions from Underlying Funds ...................      13,286      12,847
                                                                          --------
Net change in unrealized appreciation or depreciation of investments .............     (13,393)
                                                                                     ---------
Net gain (loss) on investments ...................................................        (546)
                                                                                     ---------
Net increase (decrease) in net assets resulting from operations ..................   $   1,875
                                                                                     =========

        The accompanying notes are an integral part of the financial statements.

                                                      Moderate Strategy Fund  21

Moderate Strategy Fund

Statement of Changes in Net Assets

For the Period October 2, 1997 (Commencement of Operations) to December 31, 1997

Increase (Decrease) in Net Assets
From Operations:
  Net investment income .....................................................    $   2,421
  Net realized gain (loss) ..................................................       12,847
  Net change in unrealized appreciation or depreciation .....................      (13,393)
                                                                                 ---------
    Net increase (decrease) in net assets resulting from operations .........        1,875
                                                                                 ---------
From Distributions to Shareholders:
  Net investment income .....................................................       (2,421)
  In excess of net investment income ........................................       (2,985)
  Net realized gain on investments ..........................................       (9,109)
                                                                                 ---------
    Total Distributions to Shareholders .....................................      (14,515)
                                                                                 ---------
From Fund Share Transactions:
  Net increase (decrease) in net assets from Fund share transactions (Note 5)      397,767
                                                                                 ---------
Total Net Increase (Decrease) in Net Assets .................................      385,127

Net Assets
  Beginning of period .......................................................         --
                                                                                 ---------
  End of period (including undistributed net investment income of $1,191) ...    $ 385,127
                                                                                 =========

        The accompanying notes are an integral part of the financial statements.

22  Moderate Strategy Fund

Moderate Strategy Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each year or period and other performance information derived from the financial statements.

                                                                       1997(*)
                                                                     -----------
Net Asset Value, Beginning of Period ...........................     $    10.00
                                                                     -----------
Income From Investment Operations:
  Net investment income ........................................            .07
  Capital gain distributions from Underlying Funds .............            .38
  Net realized and unrealized gain (loss) on investments .......           (.46)
                                                                     ----------
    Total Income From Investment Operations ....................           (.01)
                                                                     ----------
Less Distributions:
  Net investment income ........................................           (.07)
  In excess of net investment income ...........................           (.07)
  Net realized gain on investments .............................           (.24)
                                                                     ----------
    Total Distributions ........................................           (.38)
                                                                     ----------
Net Asset Value, End of Period .................................     $     9.61
                                                                     ==========
Total Return (%)(a) ............................................           (.06)

Ratios/Supplemental Data:
  Net Assets, end of period ($000 omitted) .....................            385
  Ratios to average net assets (%):
    Operating expenses, net (b)(c) .............................            .25
    Operating expenses, gross (c)(d) ...........................             --
    Net investment income (e) ..................................           1.01

  Portfolio turnover rate (%)(b) ...............................           9.66


* For the period October 2, 1997 (commencement of operations) to December 31, 1997.
(a) Periods less than one year are not annualized.
(b) The ratios for the period October 2, 1997 (commencement of operations) to December 31, 1997 are annualized.
(c) See Note 4 for current period amounts.
(d) The ratio is not meaningful due to the Fund's short period of operation.
(e) The ratio has not been annualized due to the Fund's short period of operation.

                                                      Moderate Strategy Fund  23

Conservative Strategy Fund

Statement of Net Assets

December 31, 1997

                                          Number
                                            of        Market
                                          Shares       Value
                                         --------    ---------
Investments
  Portfolios of the Frank Russell
  Investment Company Series Mutual Fund
  - Class S Shares

Domestic Equities - 16.7%
Diversified Equity Fund                        27    $   1,182
Quantitative Equity Fund                       38        1,414
Real Estate Securities Fund                    39        1,189
                                                     ---------
                                                         3,785
                                                     ---------
International Equities - 6.2%
Emerging Markets Fund                          20          239
International Securities Fund                  21        1,162
                                                     ---------
                                                         1,401
                                                     ---------
Bonds - 79.2%
Diversified Bond Fund                         176        4,125
Volatility Constrained Bond Fund              723       13,789
                                                     ---------
                                                        17,914
Total Investments - 102.1%
(identified cost $23,440)(a)                            23,100

Other Assets and Liabilities,
Net - (2.1%)                                              (480)
                                                     ---------
Net Assets - 100.0%                                  $  22,620
                                                     =========

(a) See Note 2 for federal income tax information.

        The accompanying notes are an integral part of the financial statements.

24  Conservative Strategy Fund

Conservative Strategy Fund

Statement of Assets and Liabilities

December 31, 1997

Assets
Investments at market (identified cost $23,440)(Note 2) ...............  $  23,100
Receivable from manager (Note 4) ......................................     72,645
                                                                         ---------
    Total Assets ......................................................     95,745

Liabilities
Payables:
  Accrued fees to affiliates (Note 4) ......................  $  66,072
  Other accrued expenses ...................................      7,053
                                                              ---------
    Total Liabilities .................................................     73,125
                                                                         ---------
Net Assets ............................................................  $  22,620
                                                                         =========
Net Assets consist of:
Undistributed net investment income ...................................  $      78
Unrealized appreciation (depreciation) on investments .................       (340)
Shares of beneficial interest .........................................         23
Additional paid-in capital ............................................     22,859
                                                                         ---------
Net Assets ............................................................  $  22,620
                                                                         =========
Net Asset Value, offering and redemption price per share:
($22,620 divided by 2,289 shares of $ 01 par value
shares of beneficial interest outstanding) ............................  $    9.88
                                                                         =========

        The accompanying notes are an integral part of the financial statements.

                                                  Conservative Strategy Fund  25

Conservative Strategy Fund

Statement of Operations

For the Period November 7, 1997 (Commencement of Operations) to December 31, 1997

Investment Income:
  Income distributions from Underlying Funds ...............................................  $    157

Expenses(Notes 2 and 4):
  Management fees ..............................................................    $      8
  Professional fees ............................................................       6,523
  Registration fees ............................................................      48,237
  Shareholder servicing fees ...................................................           8
  Amortization of deferred organization expenses ...............................      32,357
  Miscellaneous ................................................................          51
                                                                                    --------
  Expenses before reductions ...................................................      87,184
  Expense reductions (Note 4) ..................................................     (87,176)
                                                                                    --------
    Total Expenses .........................................................................         8
                                                                                              --------
Net investment income ......................................................................       149
                                                                                              --------
Realized and Unrealized
  Gain (Loss) on Investments (Notes 2 and 3)
Net realized gain (loss) from capital gain distributions from Underlying Funds..............       501
Net change in unrealized appreciation or depreciation of investments .......................      (340)
                                                                                              --------
Net gain (loss) on investments .............................................................       161
                                                                                              --------
Net increase (decrease) in net assets resulting from operations ............................  $    310
                                                                                              ========

        The accompanying notes are an integral part of the financial statements.

26  Conservative Strategy Fund

Conservative Strategy Fund

Statement of Changes in Net Assets

For the Period November 7, 1997 (Commencement of Operations) to December 31, 1997

Increase (Decrease) in Net Assets
From Operations:
  Net investment income ......................................................   $    149
  Net realized gain (loss) ...................................................        501
  Net change in unrealized appreciation or depreciation ......................       (340)
                                                                                 --------
    Net increase (decrease) in net assets resulting from operations ..........        310
                                                                                 --------
From Distributions to Shareholders:
  Net investment income ......................................................       (149)
  In excess of net investment income .........................................        (72)
  Net realized gain on investments ...........................................       (351)
                                                                                 --------
    Total Distributions to Shareholders ......................................       (572)
                                                                                 --------
From Fund Share Transactions:
  Net increase (decrease) in net assets from Fund share transactions (Note 5).     22,882
                                                                                 --------
Total Net Increase (Decrease) in Net Assets ..................................     22,620

Net Assets
  Beginning of period ........................................................       --
                                                                                 --------
  End of period (including undistributed net investment income of $78) .......   $ 22,620
                                                                                 ========

        The accompanying notes are an integral part of the financial statements.

                                                  Conservative Strategy Fund  27

Conservative Strategy Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each year or period and other performance information derived from the financial statements.

                                                                       1997(*)
                                                                     ----------
Net Asset Value, Beginning of Period ..............................  $   10.00
                                                                     ---------
Income From Investment Operations:
  Net investment income ...........................................        .07
  Capital gain distributions from Underlying Funds ................        .23
  Net realized and unrealized gain (loss) on investments ..........       (.16)
                                                                     ---------
    Total Income From Investment Operations .......................        .14
                                                                     ---------
Less Distributions:
  Net investment income ...........................................       (.07)
  In excess of net investment income ..............................       (.03)
  Net realized gain on investments ................................       (.16)
                                                                     ---------
    Total Distributions ...........................................       (.26)
                                                                     ---------
Net Asset Value, End of Period ....................................  $    9.88
                                                                     =========
Total Return (%)(a) ...............................................       1.36

Ratios/Supplemental Data:
  Net Assets, end of period ($000 omitted) ........................         23

  Ratios to average net assets (%):
    Operating expenses, net (b)(c) ................................        .25
    Operating expenses, gross (c)(d) ..............................         --
    Net investment income (e) .....................................        .67

  Portfolio turnover rate (%)(b) ..................................       0.00


* For the period November 7, 1997 (commencement of operations) to December 31, 1997.
(a) Periods less than one year are not annualized.
(b) The ratios for the period November 7, 1997 (commencement of operations) to December 31, 1997 are annualized.
(c) See Note 4 for current period amounts.
(d) The ratio is not meaningful due to the Fund's short period of operation.
(e) The ratio has not been annualized due to the Fund's short period of operation.

28  Conservative Strategy Fund

LifePoints(R) Funds

Notes to Financial Statements

December 31, 1997

1. Organization

   Frank Russell Investment Company (the "Investment Company") is a series mutual fund with 28 different investment portfolios, referred to as "Funds." These financial statements report on five LifePoints(R) Funds, each of which has distinct investment objectives and strategies. The Investment Company is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. It is organized and operates as a Massachusetts business trust under an amended master trust agreement dated July 26, 1984. The Investment Company's master trust agreement permits the Board of Trustees to issue an unlimited number of full and fractional Class E shares of beneficial interest at a $.01 par value. The Investment Company has available Class D shares of the Fund as of August 18, 1997; however, shares have not been offered on this class as of the date of these financial statements.

   Each of the LifePoints Funds allocates its assets by investing in a combination of Class S shares of the Investment Company's portfolios (the "Underlying Funds"). Each of the LifePoints Funds will adjust its investments within set limits based on Frank Russell Investment Management Company's ("FRIMCo" or "Manager") outlook for the economy, financial markets and relative market valuation of the asset classes represented by each Underlying Fund. However, the LifePoints Funds may deviate from set limits when, in FRIMCo's opinion, it is necessary to do so to pursue a LifePoints Fund's investment objective. The amounts allocated to each Underlying Fund by each LifePoints Fund will generally vary within 10% of the percentages specified below: LifePoints(R) Funds

                                                       Asset Allocation Ranges
                                  --------------------------------------------------------------------
                                    Equity
                                   Balanced    Aggressive     Balanced       Moderate   Conservative
                                   Strategy    Strategy       Strategy       Strategy     Strategy
Asset Class/Underlying Funds        Fund        Fund           Fund           Fund         Fund
----------------------------      ---------------------------------------------------------------------
Equities
  US Equities
    Diversified Equity                  30%          21%            16%            11%          5%
    Special Growth                      10           11             5              2            -
    Quantitative Equity                 30           21             16             11           6
    Real Estate Securities              5            5              5              5            5

  International Equities
    International Securities            20           19             14             9            5
    Emerging Markets                    5            5              3              2            1
Bonds
    Diversified Bond                    -            -              25             27           18
    Volatility Constrained Bond         -            -              -              33           60
    Multistrategy Bond                  -            18             16             -            -


   Objectives of the Underlying Funds:

   Diversified Equity Fund: To provide income and capital growth by investing principally in equity securities.

   Special Growth Fund: To maximize total return primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from the Diversified Equity Fund, by investing in equity securities.

   Quantitative Equity Fund: To provide a total return greater than the total return of the US stock market as measured by the Russell 1000(R) Index over a market cycle of four to six years, while maintaining volatility and diversification similar to the Index by investing in equity securities.

   Real Estate Securities Fund: To achieve a high level of total return generated through above-average current income, while maintaining the potential for capital appreciation by investing primarily in the equity securities of companies in the real estate industry.

                                               Notes to Financial Statements  29

LifePoints(R) Funds

   International Securities Fund: To provide favorable total return and additional diversification for US investors by investing primarily in equity and fixed-income securities of non-US companies, and securities issued by non-US governments.

   Emerging Markets Fund: To maximize total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from developed market international portfolios.

   Diversified Bond Fund: To provide effective diversification against equities and a stable level of cash flow by investing in fixed-income securities.

   Volatility Constrained Bond Fund: To preserve capital and generate current income consistent with the preservation of capital by investing primarily in fixed-income securities with low-volatility characteristics.

   Multistrategy Bond Fund: To provide maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from broad fixed-income market portfolios, by investing in fixed-income securities.

   Financial statements of the Underlying Funds can be obtained by calling the Office of Shareholder Inquiries at (800) RUSSEL4, (800) 787-7354.

2. Significant Accounting Policies

   The Funds' financial statements are prepared in accordance with generally accepted accounting principles ("GAAP") which require the use of management estimates. The following is a summary of the significant accounting policies followed by the Funds in the preparation of these financial statements.

   Security valuation: Investments in Underlying Funds are valued at the net asset value per share of each Underlying Fund as of the close of regular trading on the New York Stock Exchange. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

   Investment transactions: Securities transactions of the Underlying Funds are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of specific identified cost.

   Investment income: Distributions of income and capital gains from the Underling Funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

   Federal income taxes: As a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund's shareholders without regard to the income and capital gains (or losses) of the other Funds.

   It is each Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. Therefore, no federal income tax provision was required for the Funds.

   The aggregate cost of investments and the composition of gross unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 1997 were as follows:

                                                  Gross              Gross          Net Unrealized
                                Federal Tax     Unrealized         Unrealized        Appreciation
                                   Cost        Appreciation      (Depreciation)     (Depreciation)
                             ---------------   ------------      --------------     --------------
Equity Balanced Strategy     $     3,432,889   $         --      $     (217,275)    $     (217,275)
Aggressive Strategy                5,950,702             --            (312,107)          (312,107)
Balanced Strategy                  3,862,686            437            (164,954)          (164,517)
Moderate Strategy                    411,829            192             (13,585)           (13,393)
Conservative Strategy                 23,440             16                (356)              (340)


30  Notes to Financial Statements

LifePoints(R) Funds

   Dividends and distributions to shareholders: Income dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income tax on any remaining undistributed capital gains and net investment income.

   The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP relate primarily to certain securities sold at a loss. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting their net asset value.

   The following reclassifications have been made to reflect activity for the year ended December 31, 1997:

                                 Undistributed         Accumulated
                                 Net Investment        Net Realized
                                     Income             Gain (Loss)
                                ----------------     ---------------
  Equity Balanced Strategy      $         78,967     $       (78,967)
  Aggressive Strategy                    122,333            (122,333)
  Balanced Strategy                       62,345             (62,345)
  Moderate Strategy                        2,985              (2,985)
  Conservative Strategy                      150                (150)


   Expenses: The Funds incur shareholder servicing fees, management fees, and other operating expenses other than those expressly assumed by FRIMCo. Certain expenses not directly attributable to any one Fund but applicable to all Funds, such as Trustee fees, insurance, legal and other expenses will be allocated to each Fund based on each Fund's net assets. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds.

   Deferred organization expenses: Organization and initial registration costs of the Equity Balanced Strategy Fund, Aggressive Strategy Fund, Balanced Strategy Fund, and Moderate Strategy Fund have been deferred and are being amortized over 60 months on a straight-line basis.

3. Investment Transactions

   Securities: During the period ended December 31, 1997, purchases and sales of the Underlying Funds were as follows:

                                      Purchases        Sales
                                     ------------  ------------
  Equity Balanced Strategy           $  3,674,885  $    201,985
  Aggressive Strategy                   6,454,589       435,450
  Balanced Strategy                     4,031,433       151,810
  Moderate Strategy                       418,874         6,606
  Conservative Strategy                    23,440            --


4. Related Parties

   Manager: The Investment Company has an investment advisory agreement with the Manager under which the Manager directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. The Funds are charged a fee by the Manager equal to 0.25% of average daily net assets. For the period ended December 31, 1997, the Manager voluntarily agreed to waive the management fee of 0.25% of average daily net assets.

   The manager has voluntarily agreed to reimburse the Funds for all expenses excluding manager fees and shareholder servicing fees.

                                               Notes to Financial Statements  31

LifePoints(R) Funds

   The waivers and reimbursements as of December 31, 1997 were as follows:

                                 Management        Reimbursed    Total Expense
                                 Fees Waived       by FRIMCo       Reductions
                                --------------     ----------   ---------------
  Equity Balanced Strategy      $        1,140     $   61,796   $        62,936
  Aggressive Strategy                    1,727         64,455            66,182
  Balanced Strategy                      1,187         62,956            64,143
  Moderate Strategy                        151         56,786            56,937
  Conservative Strategy                      8         87,168            87,176


   Transfer agent: The Funds have a contract with FRIMCo to provide transfer agent services to the Investment Company. The Funds were not charged a fee for this service for the period ended December 31, 1997.

   Distributor and Shareholder Servicing: Pursuant to the Distribution Agreement with Investment Company, Russell Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Administrator, serves as distributor for all Investment Company portfolio shares, including the Funds.

   The Investment Company has adopted a Shareholder Services Plan ("Services Plan") under which it may make payments to the distributor or any investment advisors, banks, broker-dealers, financial planners or other financial institutions ("Servicing Agents") for any activities or expenses primarily intended to assist, support or service the Servicing Agents' clients who beneficially own shares of the LifePoints Funds. Payments under the Services Plan are calculated daily and paid quarterly by the Investment Company, at an annual rate of 0.25% of the average daily net assets of a LifePoints Fund's Shares.

   Accrued fees payable to affiliates as of December 31, 1997 were as follows:

                              Other Fees
                              Payable to      Shareholder
                               Manager       Servicing Fees        Totals
                             ------------    --------------     ------------
  Equity Balanced Strategy   $     54,732    $        1,064     $     55,796
  Aggressive Strategy              50,356             1,651           52,007
  Balanced Strategy                51,854             1,150           53,004
  Moderate Strategy                60,007               141           60,148
  Conservative Strategy            66,064                 8           66,072
                             ------------    --------------     ------------
                             $    283,013    $        4,014     $    287,027
                             ============    ==============     ============

   Receivable from Manager for reimbursement of expenses as of December 31, 1997 were as follows:

  Equity Balanced Strategy   $     35,941
  Aggressive Strategy              34,224
  Balanced Strategy                34,224
  Moderate Strategy                36,206
  Conservative Strategy            72,645
                             ------------
                             $    213,240
                             ============

   Board of Trustees: The Investment Company pays each of its Trustees not affiliated with FRIMCo a retainer of $20,000 per year plus out-of-pocket expenses. Total Trustee expenses were $101,243 for the period ended December 31, 1997, and were allocated to each Fund on a pro rata basis, including 23 other affiliated funds not represented herein. The LifePoints Funds have been reimbursed by FRIMCo for this expense.

32  Notes to Financial Statements

LifePoints(R) Funds

5. Fund Share Transactions

   Share transactions for the period ended December 31, 1997, were as follows:

                                                  Shares            Dollars
                                             ------------        ------------
   Equity Balanced Strategy (b)
     Proceeds from Shares Sold                    313,780        $  3,028,465
     Proceeds from reinvestment
       of distributions                            27,548             244,906
     Payments for shares redeemed                  (3,196)            (30,112)
                                             ------------        ------------
     Total net increase (decrease)                338,132        $  3,243,259
                                             ============        ============

   Aggressive Strategy (a)
     Proceeds from Shares Sold                    552,413        $  5,431,416
     Proceeds from reinvestment
       of distributions                            35,751             329,624
     Payments for shares redeemed                  (7,700)            (75,895)
                                             ------------        ------------
     Total net increase (decrease)                580,464        $  5,685,145
                                             ============        ============

   Balanced Strategy (a)
     Proceeds from Shares Sold                    358,855        $  3,571,839
     Proceeds from reinvestment
       of distributions                            19,490             185,933
     Payments for shares redeemed                  (2,777)            (27,476)
                                             ------------        ------------
     Total net increase (decrease)                375,568        $  3,730,296
                                             ============        ============

   Moderate Strategy (c)
     Proceeds from Shares Sold                     39,036        $    387,800
     Proceeds from reinvestment
       of distributions                             1,213              11,694
     Payments for shares redeemed                    (175)             (1,727)
                                             ------------        ------------
     Total net increase (decrease)                 40,074        $    397,767
                                             ============        ============

   Conservative Strategy (d)
     Proceeds from Shares Sold                      2,231        $     22,309
     Proceeds from reinvestment
       of distributions                                58                 573
                                             ------------        ------------
     Total net increase (decrease)                  2,289        $     22,882
                                             ============        ============


(a) For the period September 16, 1997 (commencement of sale of shares) to December 31, 1997.

(b) For the period September 30, 1997 (commencement of sale of shares) to December 31, 1997.

(c) For the period October 2, 1997 (commencement of sale of shares) to December 31, 1997.

(d) For the period November 7, 1997 (commencement of sale of shares) to December 31, 1997.

6. Beneficial Interest

    As of December 31, 1997 the following Funds have one or more shareholders with beneficial interest of greater than 10% of the total outstanding shares of each respective Fund: Equity Balanced Strategy 24.8%, and 16.7%, Aggressive Strategy 19.2% and 11.6%, Balanced Strategy 27.6%, Moderate Strategy 27.3%, 19.0%, and 17.7%, and Conservative Strategy 98.5%.

                                               Notes to Financial Statements  33